Exhibit 32.1

                                  CERTIFICATION
                                       OF
                           CO-CHIEF EXECUTIVE OFFICERS
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Andre' DiMino, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Ivivi Technologies, Inc. for the quarter ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Ivivi Technologies, Inc.

         I, David Saloff, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Ivivi Technologies, Inc. for the quarter ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Ivivi Technologies, Inc.

         I, Alan Gallantar, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Ivivi Technologies, Inc. for the quarter ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q SB fairly presents, in all material respects, the financial condition and results of operations of Ivivi Technologies, Inc.

                                        By: /s/ Andre' DiMino
                                            ----------------------------
                                        Andre' DiMino
                                        Co-Chief Executive Officer

                                        Date: February 14, 2007

                                        By: /s/ David Saloff
                                            ----------------------------
                                        David Saloff
                                        President and Co-Chief Executive
                                        Officer


                                        Date: February 14, 2007

                                        By: /s/ Alan Gallantar
                                            ----------------------------
                                        Alan Gallantar
                                        Chief Financial Officer

                                        Date: February 14, 2007

          The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Quarterly Report on Form 10-QSB of Ivivi Technologies, Inc. for the quarter ended December 31, 2006 or as a separate disclosure document.

          A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ivivi Technologies, Inc. and will be retained by Ivivi Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.